SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 2, 2000
                                                          ------------------
                             Datatec Systems, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                       0-20688                    94-2914253
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)

                  23 Madison Road, Fairfield, New Jersey 07004
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (973) 808-4000

                                      N/A
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         (Former name or former address, if changed since last report.)


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Item 5.           Other Events.
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                  On March 2, 2000,  Christopher Carey resigned as the President of the Registrant and as a member of its board of directors. Mr. Carey had served as an executive officer and as a director of the Registrant since October 1996. Mr. Carey resigned for personal reasons and to pursue other interests.


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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        DATATEC SYSTEMS, INC.


                                        By: /s/ James Caci
                                           -------------------------------------
                                              James Caci
                                              Chief Financial Officer


DATE: March 10, 2000


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